Joint Filer Information

NAME: Highbridge International LLC

ADDRESS:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 11, 2007

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC


            By: Highbridge Capital Management, LLC
                its Trading Manager

                By: /s/ Carolyn Rubin
                    ------------------------------
                     Name: Carolyn Rubin
                     Title: Managing Director

                             Joint Filer Information

NAME: Highbridge Convertible Arbitrage Master Fund, L.P.

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 11, 2007

SIGNATURE:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

            By: Highbridge Capital Management, LLC
                its Trading Manager

                By: /s/ Carolyn Rubin
                    -------------------------------
                    Name: Carolyn Rubin
                    Title: Managing Director

                             Joint Filer Information

NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 11, 2007

SIGNATURE:
             /s/ Glenn Dubin
             --------------------
             GLENN DUBIN

                             Joint Filer Information

NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC

ISSUER: Enzon Pharmaceuticals, Inc.

DATE OF EVENT REQUIRING STATEMENT: July 11, 2007

SIGNATURE:
             /s/ Henry Swieca
             --------------------
             HENRY SWIECA